UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 3, 2017
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Assured Guaranty Ltd. (the "Company") convened its annual general meeting of shareholders on May 3, 2017, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of Directors
	1a)	Francis L. Borges
		For	Against	Abstain	Broker Non-Votes
		111,794,787	19,359	103,302	5,161,744
	1b)	G. Lawrence Buhl
		For	Against	Abstain	Broker Non-Votes
		110,365,179	1,448,395	103,874	5,161,744
	1c)	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		110,782,751	1,031,195	103,502	5,161,744
	1d)	Bonnie L. Howard
		For	Against	Abstain	Broker Non-Votes
		111,793,846	20,475	103,127	5,161,744
	1e)	Thomas W. Jones
		For	Against	Abstain	Broker Non-Votes
		86,067,064	25,747,082	103,302	5,161,744
	1f)	Patrick W. Kenny
		For	Against	Abstain	Broker Non-Votes
		110,375,540	1,438,035	103,873	5,161,744
	1g)	Alan J. Kreczko
		For	Against	Abstain	Broker Non-Votes
		111,797,609	16,538	103,301	5,161,744
	1h)	Simon W. Leathes
		For	Against	Abstain	Broker Non-Votes
		104,602,094	7,165,209	150,145	5,161,744
	1i)	Michael T. O'Kane
		For	Against	Abstain	Broker Non-Votes
		110,526,918	1,287,229	103,301	5,161,744
	1j)	Yukiko Omura
		For	Against	Abstain	Broker Non-Votes
		111,687,712	126,610	103,126	5,161,744
2.	To approve, on an advisory basis, the compensation paid to the Company's named executive officers.
		For	Against	Abstain	Broker Non-Votes
		109,749,222	1,974,198	194,028	5,161,744
3.	To approve, on an advisory basis, the frequency of the advisory vote on the compensation paid to the Company’s named executive officers:
		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
		100,699,444	36,958	11,052,642	128,404	5,161,744

4.
To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2017, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

		For	Against	Abstain
		115,277,802	1,691,431	109,959
5A.	To authorize the Company to vote for directors of our subsidiary, Assured Guaranty Re Ltd. ("AG Re"):
	5aa.	Howard W. Albert
		For	Against	Abstain	Broker Non-Votes
		111,394,272	412,249	110,927	5,161,744
	5ab.	Robert A. Bailenson
		For	Against	Abstain	Broker Non-Votes
		111,397,166	409,892	110,390	5,161,744
	5ac.	Russell B. Brewer II
		For	Against	Abstain	Broker Non-Votes
		111,394,645	411,914	110,889	5,161,744
	5ad.	Gary Burnet
		For	Against	Abstain	Broker Non-Votes
		111,395,716	410,342	111,390	5,161,744
	5ae.	Stephen Donnarumma
		For	Against	Abstain	Broker Non-Votes
		111,393,934	411,843	111,671	5,161,744
	5af.	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		111,394,740	411,929	110,779	5,161,744
	5ag.	James M. Michener
		For	Against	Abstain	Broker Non-Votes
		111,396,561	409,407	111,480	5,161,744
	5ah.	Walter A. Scott
		For	Against	Abstain	Broker Non-Votes
		111,394,640	411,329	111,479	5,161,744
5B.	To authorize the Company to appoint PwC as AG Re's independent auditor for the fiscal year ending December 31, 2017.
		For	Against	Abstain
		115,212,127	1,742,513	124,552

After taking into account the results of the shareholder advisory vote on the frequency of say-on-pay conducted at the 2017 annual general meeting, the Board of Directors decided that it shall be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of say-on-pay votes is conducted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: May 8, 2017